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                                                                   Exhibit 10.17



                         LIST OF ALLTRISTA CORPORATION
                        OFFICERS PARTY TO THE AMENDMENT
                        TO CHANGE OF CONTROL AGREEMENT
                          (As filed in Exhibit 10.16)



Elected Corporate Officers
--------------------------
Jerry T. McDowell               Group Vice President, Metal Products
Garnet E. King                  Corporate Secretary and Director, Executive
                                Services
Angela K. Knowlton              Vice President, Finance and Treasurer
J. David Tolbert                Vice President, Human Resources and
                                Administration



Appointed Officers
------------------
Albert H. Giles                 President - Zinc Products Company
Charles W. Orth                 President - Unimark Plastics Company
John A. Metz                    President - Consumer Products Company
A. Bruce Buchholz               President - Thermoformed Products Division